UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2008

SHINE MEDIA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52234	20-3086866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRA Employer Identification No.)

29 Level, Central Plaza, 381 Huai Hai Zhong Road Shanghai 200020 China	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-86-21- 6391-6188

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

▀	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

▀	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 1, 2008, Shine Media Acquisition Corp. (the “Company”) issued the notice to its stockholders for the proposed special meeting, as required by Delaware law. The date of the meeting is set for 10:00 A.M. New York City time, December 26, 2008, to be held at the offices of Golenbock Eiseman Assor Bell & Peskoe, LLP, 437 Madison Avenue, 40th Floor, New York, New York. A copy of the notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Notice of Special Meeting of Stockholders to be held on December 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2008	SHINE MEDIA ACQUISITION CORP. By: /S/ David Y. Chen Name: David Y. Chen Title: Chief Executive Officer and President